Physiologic and Anatomical Evidence of Neuronal Repair and Remyelination from the Long-Term Open-Label Extension of the Phase 2 VISIONARY-MS Trial

Benjamin Greenberg MD MHS FANA FAAN CRND, Heidi Beadnall MBBS FRACP PhD, Alexander Klistorner PhD, Robert Sergott MD, Austin Rynders RN, Karen S. Ho PhD, Jacob Evan, Marjan Sepassi PharmD, Jeremy Evan PA-C, Ryan McBride PhD, Kyle McBride, Alan Hartford PhD, Robert Glanzman MD FAAN, Michael Hotchkin and Michael Barnett MBBS FRACP PhD for the VISIONARY-MS Investigators

VISIONARY-MS STUDY

Long Term Open-Label Extension (LTE)

Long-Term CNM-Au8 30 mg Treatment Resulted in Functional, Structural, and Clinical Improvements In the Same Participants Evidencing Remyelination and Neuroreparative Activity

Phase 2 Study: 48-Week Double-Blind Placebo-Controlled Treatment Period With Up to 96-Week Long-Term Open Label Extension (LTE)

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs (53% monoclonal antibody infusion, 32% oral DMT; 92% total treated with DMT)
- n=73 of 150 planned – study ended prematurely due to COVID pandemic-related enrollment challenges; mITT population included all participants with valid clinical data
- LTE was offered to participants in Australia; n=55 were enrolled (n=46 within the mITT population) and continued treatment in the LTE through Week 144 (n=35 active; n=11 ex-placebo)

Clinical Outcomes | Improved LCLA and Symbol Digit Modalities Test (SDMT)

LCLA Change (CNM-Au8)


Double-Blind Period
Open-Label Period (CNM-Au8 30mg)
Improvement
Weeks
CNM-Au8

SDMT Change (CNM-Au8)


Double-Blind Period
Open-Label Period (CNM-Au8 30mg)
Improvement
Weeks
CNM-Au8

Improvement of Multi-Focal Visual Evoked Potential (mf-VEP) (Visual Pathway) Core Inner Segments

Latency


Double-Blind Period
Open Label Period
Improvement
Weeks
CNM-Au8
Original Placebo

Amplitude


Double-Blind Period
Open Label Period
Improvement
Weeks
CNM-Au8
Original Placebo

Extensive SDMT & LCLA Responder Overlap (96-98%) with MRI DTI AD and MTR Responders

LCLA Responders (Venn Diagram) with AD and/or MTR Improvement In the Cerebrum or Optic Radiation (Post Hoc)


AD Responders (Blue)
MTR Responders (Green)
LCLA Responders (Gray)
51%

- 100% (all shaded regions; n = 45 of 45 evaluable)
- 96% = those with LCLA response and MTR DTI response (AD, MTR; n = 43 of 45, all excluding gray)
- 51% = those who responded to all three: AD, MTR, and LCLA (n = 22 of 45)
- 4% = LCLA responders who are not MRI DTI responders (n = 2 of 45)

SDMT Responders (Venn Diagram) with AD and/or MTR Improvement In the Cerebrum or Optic Radiation (Post Hoc)


AD Responders (Blue)
MTR Responders (Green)
SDMT Responders (Gray)
59%
11%
2%

- 100% (all shaded regions; n = 44 of 45 evaluable)
- 98% = those with SDMT response and MTR DTI response (AD, MTR; n = 43 of 44, all excluding gray)
- 59% = those who responded to all three: AD, MTR, and SDMT (n = 26 of 44)
- 2% = SDMT responders who are not MRI DTI responders (n = 1 of 44)

Extensive SDMT & LCLA Responder Overlap (91%) with mf-VEP Latency and Amplitude LTE Responders

LCLA Responders (Venn Diagram) with mf-VEP Latency and/or Amplitude Improvement (Post Hoc)


VEP Amplitude Responders (Green)
VEP Latency Responders (Blue)
LCLA Responders (Gray)
36%

- 100% (all shaded regions; n = 33 of 34 evaluable with mf-VEP LTE data)
- 91% = those with LCLA response and VEP response (latency, amplitude); n = 30 of 33, all excluding gray)
- 36% = those who responded to all three: latency, amplitude, and LCLA (n = 12 of 33)
- 9% = LCLA responders who are not VEP responders (n = 3 of 33)

SDMT Responders (Venn Diagram) with mf-VEP Latency and/or Amplitude Improvement (Post Hoc)


SDMT Responders (Gray)
VEP Amplitude Responder (Green)
VEP Latency Responder (Blue)
52%

- 100% (all shaded regions; n= 33 of 34 evaluable with mf-VEP LTE data)
- 91% = those with SDMT response and VEP response (latency, amplitude); n = 30 of 33, all excluding gray)
- 52% = those who responded to all three: latency, amplitude, and SDMT (n = 17 of 33)
- 9% = SDMT responders who are not VEP responders (n = 3 of 33)

Clinical LTE Changes Correlated with mf-VEP & MRI DTI Improvement

mf-VEP Latency Correlations (Post Hoc)



MTR DTI Correlations (Post Hoc)



Conclusions

Findings from the VISIONARY-MS trial long-term extension confirm that CNM-Au8 significantly enhanced cognition (working memory) and low-contrast vision, supported by MRI DTI and mf-VEP improvements:

- 96% of vision-improved participants showed MRI DTI evidence of neuronal repair and remyelination
- 98% of cognition-improved participants showed MRI DTI evidence of neuronal repair and remyelination
- 91% of vision-improved participants had faster (latency) and stronger (amplitude) brain signal responses, evidence of neuronal repair and remyelination
- Clinical improvements of LCLA, SDMT, and 9HPT were correlated with VEP and MRI DTI change

Notes: LTE: MMRM analysis with age, gender, and baseline value as fixed covariates. LS mean difference vs. placebo or vs. randomization baseline (by graph). # p<0.0001, *** p<0.001, ** p<0.01, *p<0.05, ^ p<0.10. Pre-specified study alpha was set at 0.10. mITT population included all valid clinical data including one participant with an episode of acute optic neuritis (n=49). Responders (post hoc) include the top three quartiles for change from baseline. Abbreviations: AD = axial diffusivity; MTR = magnetization transfer (MTR); FA = fractional anisotropy; LCLA = low contrast letter acuity; SDMT = symbol digit modalities test; OR = optic radiation; LoCF = last observation carried forward; VEP = visual evoked potentials; 9HPT = 9-hole peg test. Disclosures: Dr. Greenberg has received consulting fees and holds equity in Clene. Acknowledgements: We thank the study participants and their families for their support and willingness to engage in clinical research. We thank the site investigators for their research excellence and dedication to patients.

Clene NANOMEDICINE